PHOENIX INVESTMENT PARTNERS

                                  ANNUAL REPORT

                                                                   JULY 31, 2001


ABERDEEN
                                                            >  Phoenix-Aberdeen
                                                               Global Small
                                                               Cap Fund



                                                            >  Phoenix-Aberdeen
                                                               New Asia Fund


[GRAPHIC OMITTED]
PHOENIX
INVESTMENT PARTNERS
A member of The Phoenix Companies, Inc.

PRESIDENT'S MESSAGE

DEAR SHAREHOLDER:

[GRAPHIC OMITTED]

      We are pleased to provide this report for the fiscal year ended July 31, 2001 for the Phoenix-Aberdeen Global Small Cap Fund and the Phoenix-Aberdeen New Asia Fund. Both from an economic and stock market perspective, the 12 months ended July 31, 2001 have been difficult.

      On the following pages, your Fund's portfolio management team reviews the market background over the last year, discusses their investment strategy in this challenging environment and provides their market outlook. We hope you find their comments useful and informative. If you have any questions, please contact your financial advisor or a Phoenix Mutual Fund Services representative at 1-800-243-1574.

      Phoenix Investment Partners' Web site will have a new look soon. Go to WWW.PHOENIXINVESTMENTS.COM for a preview, then select "Individual Investors" to obtain mutual fund prices and performance information and to enter the Investor Center where you can access your account statement online, make purchases and exchanges, view your account history, order duplicate statements, and print customer service forms.



Sincerely,

/S/Philip R. McLoughlin

Philip R. McLoughlin

JULY 31, 2001

--------------------------------------------------------------------------------
Mutual funds are not insured by the FDIC; are not deposits or other obligations of a bank and are not guaranteed by a bank; and are subject to investment risks, including possible loss of the principal invested.
--------------------------------------------------------------------------------

PHOENIX-ABERDEEN GLOBAL SMALL CAP FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The Fund is appropriate for investors seeking long-term capital appreciation by investing primarily in a globally diversified portfolio of equity securities of small- and medium-sized companies. A healthy financial structure and solid fundamental prospects will be sought, but given the limited operating history of smaller companies, in certain situations some of the above factors will not be available or remain to be proven. Investors should note that foreign investments pose added risks such as currency fluctuation, less public disclosure, as well as economic and political risks and that small-company investing also involves added risks, including greater price volatility, less liquidity and increased competitive threat.

Q: HOW DID THE FUND PERFORM DURING THE RECENT GLOBAL MARKET DOWNTURN?

A: For the 12 months ended July 31, 2001, Class A shares declined 14.82% and Class B shares fell 15.75% compared with a negative return of 2.01% for the Fund's benchmark index, the FT/S&P-Actuaries World Index of Medium/Small Companies.1 All performance figures assume reinvestment of distributions and exclude the effect of sales charges.

Q: WHICH AREAS OF THE PORTFOLIO PERFORMED WELL AND WHICH PERFORMED POORLY DURING THE PERIOD?

A: After last year's excellent performance, the Fund has given back some of the gains that were made. In the United States, due to a lower technology weighting, our holdings generally held up better than those located in the rest of the world did. The European and the UK sectors of the portfolio were negatively impacted by the technology holdings in these areas, many of which suffered dramatic declines. It was a brighter story in Japan where our largest holding, auto-parts manufacturer FCC, recovered well during the year. Some of our Asian stocks also proved resilient, in particular Australian wine producer BRL Hardy and Singapore retailer, Robinson & Co.

Q: WHAT FACTORS HAVE MOST AFFECTED THE WORLD MARKETS IN THE PAST YEAR?

A: Both from an economic and stock market perspective, the year covered by the report has proven to be one of the most remarkable and volatile periods ever. Developments in the U.S. overrode domestic considerations nearly everywhere else as the long-running U.S. economic expansion virtually ground to a halt and the stock market suffered its most serious setback since the "crash of 1987."

      As the period began, the U.S. economy and stock markets were experiencing the beginning of an unwinding of the boom that had been driven by the desire of both companies and individuals to benefit from developments in the "new economy." A self-reinforcing spiral of soaring technology stock prices and capital spending (based on a very low cost of capital) had led to massive over-investment in information technology, which peaked at around 7.5% of GDP and was the key contributor to economic growth in 2000. As a result, the technology, media and telecommunications (TMT) sectors, at their peak, accounted for over 45% of total U.S. stock market capitalization.



1 THE FT/S&P-ACTUARIES WORLD INDEX OF MEDIUM/SMALL COMPANIES IS AN UNMANAGED, COMMONLY USED BROAD MARKET INDEX, COVERING COUNTRIES IN THE PACIFIC BASIN, EUROPE AND THE AMERICAN MARKETS. THE MEDIUM/SMALL COMPANIES COMPONENT CONSISTS OF MEDIUM- TO SMALL-CAPITALIZATION COMPANIES IN THE WORLD INDEX. THE INDEX IS NOT AVAILABLE FOR DIRECT INVESTMENT.

      Confidence in both the U.S. economy and technology stocks began to sag, but it was not until the autumn surge in oil prices that sentiment finally began to crack. The virtuous circle became a vicious downward spiral as the lagged effect of previous monetary tightening, a reverse "wealth effect" from declining equities and higher energy costs fed through to lower corporate and household spending and profit downgrades. By December, there was incessant talk of a possible recession with economic commentators reducing growth forecasts almost on a weekly basis. Surveys of both business and consumer confidence were signaling a severe slowdown, and the early January National Association of Purchasing Management (NAPM) survey of manufacturing conditions, fell to levels previously seen only in the 1990-1991 recession, providing the catalyst for the Federal Reserve to begin cutting interest rates.

      Reports from companies in the technology sector warned of a very abrupt slowdown in sales that created the conditions for another massive slide in tech share prices. As a result, the Nasdaq Index2 fell 35% during February and March, while suffering a total decline of 63% from the previous March peak. Despite substantial rate cuts of 150 basis points (bp) in the first quarter of 2001, these failed to stem the tide and even the previously impervious "non-tech" sectors succumbed to selling pressure.

      Other regions broadly followed the U.S. example. In Europe, although a relative latecomer to the party, activity built up considerable momentum throughout the summer. More recently, however, chill winds from the U.S. began to impact industrial activity. A similar turn of events was seen in the UK, where externally exposed sectors have also come under recent pressure. With domestic demand remaining buoyant, however, this posed something of a dilemma for UK interest rate policy. Fortunately, the Monetary Policy Committee had some room for maneuver due to quiescent inflation and was able to ease monetary policy as global conditions worsened. In contrast, the European Central Bank has had more of a dilemma; hampered by inflation that remains stubbornly above target, it has so far only felt able to reduce rates by 25bp.

      Although domestic pressures have not been as severe within the UK and European equity markets, contagion effects from Wall Street overrode virtually all other considerations, with correlation as high as 80% according to some estimates. In addition, telecom sector weakness has weighed heavily on indices; due to the vast sums expended on 3G (third-generation) licenses last year and the costs of building the necessary infrastructure. Nevertheless, in the UK at least, defensive qualities allowed strong relative outperformance.

      Japan also proved vulnerable, with the difficult global background pushing its anemic economy back towards recession. This forced the Bank of Japan to reinstate the zero interest rate policy, which had ended only last August. Inevitably, this affected equities as the foreign inflows that had supported the market in 1999 reversed.

      Other markets in the Far East, such as Korea and Taiwan, also suffered large falls, as they were perceived as being particularly exposed to the technology sector. Consequently, the region underwent some sharp economic downgrades, although admittedly from high levels. A still buoyant China remains a notable exception, however. Emerging markets also had to contend with some specific worries over the Argentine and Turkish economies, along with general risk aversion from international investors.



2 THE NASDAQ INDEX MEASURES TECHNOLOGY-ORIENTED STOCK TOTAL-RETURN PERFORMANCE. THE INDEX IS UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT.

Q: WHAT IS YOUR OUTLOOK FOR THE NEAR TERM?

A: Despite substantial equity market falls, which has led to improved valuations, stock markets around the world remain under pressure from a constant diet of negative corporate announcements and deteriorating economic conditions. Although there are some early signs that non-tech manufacturing is stabilizing (such as, the recent NAPM survey), it is perhaps a little too early to expect the trough in the U.S. business cycle just yet. First, although consumer demand has so far held up reasonably well, the outlook for jobs, confidence and wealth continues to deteriorate. Second, any recovery in capital spending is being pushed further back as the collapse in profits accelerates. Additionally, while the Fed has eased monetary conditions aggressively, dollar strength and stock market weaknesses have largely negated the impact on overall financial conditions.

      The U.S. Federal Reserve is well aware of these developments and has indicated that it is keen to prevent a recession developing. Whether it will be successful is still estimated by many economists to be only a little better than a 50:50 chance. The economic outlook, therefore, must be considered highly uncertain, in our view.

      A few areas of the financial markets, however, appear to be indicating that much of this risk is now priced in. Longer-term U.S. government bonds have failed to rally at all since the beginning of the year, while yield spreads on U.S. corporate bonds have narrowed both for investment- and speculative-grade issues. That this has not spread into the equity markets is principally due to the truly appalling earnings momentum and the extremely poor visibility into next year. Therefore, for the U.S. and other markets to bottom out and begin their recovery, signs of stabilization in earnings are vital. Markets may well appear cheap on numerous valuation criteria such as price/earnings (p/e), but until investors believe they can see a floor to the "e," they will remain wary of the "p." This is particularly true for the TMT sectors where few companies claim any earnings visibility at all over the next few quarters.

      As yet, neither the Fed nor central banks elsewhere have convinced the equity markets that enough has been done to rekindle or sustain growth. More aggressive reflation is on its way, however, and together with imminent U.S. tax cuts in the offing, sentiment should begin to improve. It should be remembered that, in the past at least, equity prices have turned higher well in advance of the trough in the economy and earnings. Given that a greater degree of visibility could be restored within a six-month timeframe, equities may therefore touch their lows within the next six months or so.

      Equity markets will nevertheless remain highly volatile, but unless enveloped by a full-blown U.S. recession, rather than at most a one-quarter downturn, the bulk of market weakness is probably over. Lows may be re-tested, but the scale of the fall has greatly improved valuations, and although sentiment is poor, liquidity is improving. In particular, the size of declines experienced in the UK and much of Europe, being of a similar magnitude to those in the U.S., are certainly not justified by the more limited scale of the anticipated economic and profit slowdown.

      The outlook for Japan is less certain. Leadership changes within the ruling LDP, resulting in the election of a potentially reformist prime minister, provide a window of opportunity for economic restructuring, but until clear policy direction is established, Japan remains high risk, in our opinion. We expect Asia-Pacific and emerging markets, in contrast, will eventually turn with the U.S., and we believe they are well placed to produce healthy returns once the global background becomes more settled.

                                                                 AUGUST 10, 2001

PHOENIX-ABERDEEN GLOBAL SMALL CAP FUND

  AVERAGE ANNUAL TOTAL RETURNS1                           PERIOD ENDING 7/31/01

                                                                                     INCEPTION    INCEPTION
                                                                          1 YEAR    TO 7/31/01      DATE
                                                                          -------   ----------  ------------
        Class A Shares at NAV2                                            (14.82)%     7.11%       9/4/96
        Class A Shares at POP3                                            (19.72)      5.82        9/4/96

        Class B Shares at NAV2                                            (15.75)      6.21        9/4/96
        Class B Shares with CDSC4                                         (18.43)      5.92        9/4/96

        FT/S&P-Actuaries World Index of Medium/Small Companies7            (2.01)      7.34        Note 5

1 Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.

2 "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.

3 "POP" (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.

4 CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period.

5    Index information from 9/30/96 to 7/31/01.

6 This chart illustrates POP returns on Class A shares and CDSC returns for Class B shares since inception.

7 The FT/S&P-Actuaries World Index of Medium/Small Companies is an unmanaged, broad-based measure of global small stock market total return performance. The index's performance does not reflect sales charges.

 All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

  GROWTH OF $10,000                                          PERIODS ENDING 7/31



                                [GRAPHIC OMITTED]
              REPRESENTATION OF PLOT POINTS USED IN PRINTED GRAPHIC

    Phoenix-Aberdeen Global  Phoenix-Aberdeen Global   FT/S&P - Actuaries World
    Small Cap Fund Class A 6  Small Cap Fund Class B 6 Index of Medium/Small Companies 7

 9/4/96         $ 9,425              $10,000              $10,000
7/31/97         $10,443              $11,000              $11,725
7/31/98         $10,637              $11,123              $11,969
7/31/99         $11,274              $11,703              $13,668
7/31/00         $15,496              $15,955              $14,376
7/31/01         $13,200              $13,242              $14,087

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 9/4/96 (inception of the Fund) in Class A and Class B shares. The total return for Class A shares reflects the maximum sales charge of 5.75% on the initial investment. The total return for Class B shares reflects the CDSC charges which decline from 5% to 0% over a five year period. Performance assumes dividends and capital gains are reinvested.

  COUNTRY WEIGHTINGS                                                     7/31/01

As a percentage of equity holdings


                                [GRAPHIC OMITTED]
              REPRESENTATION OF PLOT POINTS USED IN PRINTED GRAPHIC

United States  46%
United Kingdom 10
Japan           8
Sweden          5
Spain           4
Hong Kong       3
Germany         3
Other          21


                        See Notes to Financial Statements

PHOENIX-ABERDEEN GLOBAL SMALL CAP FUND

   TEN LARGEST HOLDINGS AT JULY 31, 2001 (AS A PERCENTAGE OF TOTAL NET ASSETS)

 1. Giordano International Ltd.                                             3.0%
    HONG KONG MANUFACTURER AND RETAILER OF CASUAL APPAREL
 2. FCC Co., Ltd.                                                           2.7%
    JAPANESE AUTO PARTS MANUFACTURER
 3. Kawasumi Laboratories, Inc.                                             2.2%
    DEVELOPS AND SELLS MEDICAL TOOLS AND EQUIPMENT IN JAPAN
 4. Shinmei Electric Co., Ltd.                                              2.1%
    JAPANESE ELECTRIC PARTS MANUFACTURER
 5. Singer & Friedlander Group PLC                                          2.1%
    INVESTMENT HOLDING COMPANY IN THE UK
 6. Dime Bancorp, Inc.                                                      1.9%
    PROVIDES CONSUMER FINANCIAL AND MORTGAGE BANKING SERVICES IN THE US
 7. Charles Stanley Group PLC                                               1.8%
    OFFERS STOCKBROKER AND INVESTMENT MANAGEMENT SERVICES IN THE UK
 8. Robinson & Co., Ltd.                                                    1.8%
    SINGAPORE DEPARTMENT STORE OPERATOR
 9. Techem AG                                                               1.8%
    GERMAN MANUFACTURER OF ENERGY AND WATER MEASUREMENT DEVICES
10. Nicox SA                                                                1.7%
    FRENCH PHARMACEUTICAL RESEARCHER



                          INVESTMENTS AT JULY 31, 2001


                                                         SHARES       VALUE
                                                        --------   -----------

COMMON STOCKS--41.5%

UNITED STATES--41.5%
ATS Medical, Inc. (Health Care (Medical Products &
Supplies))(b) ........................................    14,400   $   145,440

Alliance Data Systems Corp. (Services (Data
Processing))(b) ......................................     9,300       139,500

Allied Capital Corp. (Financial (Diversified)) .......     6,000       139,500
Artesyn Technologies, Inc. (Electrical Equipment)(b) .     3,000        31,830

Barnes & Noble, Inc. (Retail (Specialty))(b) .........     2,600       101,920
Black Hills Corp. (Electric Companies) ...............     2,300        94,254
CNF, Inc. (Truckers) .................................     3,000        97,380
Calpine Corp. (Power Producers (Independent))(b) .....     2,000        71,980
Cell Genesys, Inc. (Biotechnology)(b) ................     6,300       106,155
Commerce Bancshares, Inc. (Banks (Regional)) .........     1,400        54,236

Commerce Group, Inc. (The) (Insurance (Property-
Casualty)) ...........................................     4,400       162,096

Computer Learning Centers, Inc. (Services
(Commercial & Consumer))(b) ..........................       286             0

Continental Airlines, Inc. Class B (Airlines)(b) .....     2,700       133,569
Cullen/Frost Bankers, Inc. (Banks (Regional)) ........     8,800       308,968

DENTSPLY International, Inc. (Health Care (Medical
Products & Supplies)) ................................     3,400       150,620

Dime Bancorp, Inc. (Savings & Loan Companies) ........    11,300       460,475
Doral Financial Corp. (Financial (Diversified)) ......     7,700       285,362




                                                         SHARES       VALUE
                                                        --------   -----------

UNITED STATES--CONTINUED
Dreyfus (Louis) Natural Gas Corp. (Oil & Gas
(Exploration & Production))(b) .......................     2,800   $    91,336

El Paso Electric Co. (Electric Companies)(b) .........     5,550        80,419

Employee Solutions, Inc. (Services (Commercial &
Consumer))(b) ........................................       130             0

Esterline Technologies Corp. (Manufacturing
(Diversified))(b) ....................................     4,300        92,020

Fresh Del Monte Produce, Inc. (Agricultural
Products)(b) .........................................     4,500        53,775

Georgia Gulf Corp. (Chemicals) .......................     8,100       134,055

Golden State Bancorp, Inc. (Savings & Loan
Companies) ...........................................     5,000       166,150

Hasbro, Inc. (Leisure Time (Products)) ...............    20,200       325,220
Health Care Property Investors, Inc. (REITS) .........       300        10,704
Health Care REIT, Inc. (REITS) .......................     7,100       174,660

Health Management Associates, Inc. Class A
(Health Care (Hospital Management))(b) ...............    11,400       225,264

Healthcare Realty Trust, Inc. (REITS) ................     3,400        88,876
Heller Financial, Inc. Class A (Financial (Diversified))   5,000       264,650
Hilfiger (Tommy) Corp. (Textiles (Apparel))(b) .......     8,000       114,080

Horace Mann Educators Corp. (Insurance (Property-
Casualty)) ...........................................     7,700       158,928

                        See Notes to Financial Statements

PHOENIX-ABERDEEN GLOBAL SMALL CAP FUND

                                                         SHARES       VALUE
                                                        --------   -----------

UNITED STATES--CONTINUED
Hunt (J.B.) Transport Services, Inc. (Truckers)(b) ...     4,000   $    97,840
KEMET Corp. (Electrical Equipment)(b) ................     5,900       114,224

Lancaster Colony Corp. (Consumer (Jewelry,
Novelties & Gifts)) ..................................     3,600       118,008

Littelfuse, Inc. (Electrical Equipment)(b) ...........     4,700       134,138
Lyondell Chemical Co. (Chemicals) ....................     3,500        50,540
Manor Care, Inc. (Health Care (Long Term Care))(b) ...     4,700       151,340

Mediacom Communications Corp. (Broadcasting
(Television, Radio & Cable))(b) ......................     6,900       120,750

Metris Cos., Inc. (Consumer Finance) .................     2,400        83,280

Mitchell Energy & Development Corp. Class A
(Oil & Gas (Exploration & Production)) ...............     3,300       153,780

Molecular Devices Corp. (Electronics
(Instrumentation)) ...................................    10,300       214,127

Net.B@nk, Inc. (Savings & Loan Companies)(b) .........    13,400       131,990
Northwest Airlines Corp. (Airlines)(b) ...............     6,800       175,780

Nu Horizons Electronics Corp. (Electronics
(Component Distributors))(b) .........................     1,900        18,487

Office Depot, Inc. (Retail (Specialty))(b) ...........    16,400       210,248
Orion Power Holdings, Inc. (Electric Companies)(b) ...     6,000       124,200
Outback Steakhouse, Inc. (Restaurants)(b) ............     3,700       106,227
Patterson Dental Co. (Distributors (Food & Health))(b)     6,400       222,080
Precision Castparts Corp. (Aerospace/Defense) ........     2,400        87,600
Prentiss Properties Trust (REITS) ....................     4,000       108,000
Quanta Services, Inc. (Engineering & Construction)(b)      6,200       150,970
Radian Group, Inc. (Insurance (Property-Casualty)) ...     6,880       275,338
Shaw Group, Inc. (The) (Engineering &
Construction)(b) .....................................     2,400        78,000

Solutia, Inc. (Chemicals) ............................    10,900       148,022

Southwest Bancorp. of Texas, Inc. (Banks
(Regional))(b) .......................................     3,200       107,584

Spectrasite Holdings, Inc. (Communications
Equipment)(b) ........................................    20,000       109,800

Spinnaker Exploration Co. (Oil & Gas (Exploration &
Production))(b) ......................................     2,000        80,600

Suiza Foods Corp. (Foods)(b) .........................     4,000       220,360
Terex Corp. (Machinery (Diversified))(b) .............    15,100       329,784




                                                         SHARES       VALUE
                                                        --------   -----------

UNITED STATES--CONTINUED
Texas Industries, Inc. (Construction (Cement &
Aggregates)) .........................................     3,000   $   113,850

Titan Corp. (The) (Computers (Software &
Services))(b) ........................................     5,200       102,804

Tollgrade Communications, Inc. (Electronics
(Instrumentation))(b) ................................     5,700       132,639

Toro Co. (Hardware & Tools) ..........................     2,600       122,590
Trinity Industries, Inc. (Manufacturing (Diversified))     5,100       117,402
Uniroyal Technology Corp. (Textiles (Specialty))(b) ..    21,180       158,850

United Natural Foods, Inc. (Distributors (Food &
Health)) .............................................     6,700       148,673

US Airways Group, Inc. (Airlines)(b) .................     6,800       115,464
Valassis Communications, Inc. (Specialty Printing)(b)     11,000       367,950
Wendy's International, Inc. (Restaurants) ............     6,800       182,308

York International Corp. (Manufacturing
(Specialized)) .......................................     3,400       112,608

--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $8,941,664)                                        10,061,657
--------------------------------------------------------------------------------

FOREIGN COMMON STOCKS--50.1%

AUSTRALIA--2.1%
BRL Hardy Ltd. (Beverages (Alcoholic)) ...............    75,000       389,957
Pacifica Group Ltd. (Auto Parts & Equipment) .........    63,290       125,208
                                                                   -----------
                                                                       515,165
                                                                   -----------
AUSTRIA--0.3%
VA Technologie AG (Engineering & Construction) .......     2,800        79,376

BELGIUM--0.0%
Keyware Technologies (Computers (Software &
Services))(b) ........................................    12,000         4,560

BERMUDA--2.4%
Annuity and Life Re (Holdings) Ltd. (Insurance
(Life/Health)) .......................................     9,200       322,828

RenaissanceRe Holdings Ltd. (Insurance (Property-
Casualty)) ...........................................     3,500       253,400
                                                                   -----------
                                                                       576,228
                                                                   -----------

                        See Notes to Financial Statements

PHOENIX-ABERDEEN GLOBAL SMALL CAP FUND

                                                         SHARES       VALUE
                                                        --------   -----------

FINLAND--1.1%
Finnlines Oyj (Shipping) .............................     7,000   $   140,867
Teleste Corp. Oyj (Electrical Equipment) .............     9,500       114,291
                                                                   -----------
                                                                       255,158
                                                                   -----------
FRANCE--2.3%
Fimatex (Investment Banking/Brokerage)(b) ............    15,000        45,410
Nicox SA (Health Care (Long Term Care))(b) ...........     7,415       417,812
Picogiga (Chemical (Specialty))(b) ...................    14,500        84,367
                                                                   -----------
                                                                       547,589
                                                                   -----------
GERMANY--2.9%
Lambda Physik AG (Electronics (Component
Distributors))(b) ....................................     1,875        55,450

Techem AG (Services (Commercial & Consumer))(b) ......    17,045       425,782

UMS United Medical Systems International AG
(Health Care (Medical Products & Supplies))(b) .......    12,000       226,263
                                                                   -----------
                                                                       707,495
                                                                   -----------
HONG KONG--3.0%
Giordano International Ltd. (Retail (Specialty-
Apparel)) ............................................ 1,278,000       729,172

INDIA--0.2%
ICICI Ltd. (Banks (Major Regional))(b) ...............     6,300         8,014
ICICI Ltd. ADR (Financial (Diversified)) .............     4,000        33,360
                                                                   -----------
                                                                        41,374
                                                                   -----------
INDONESIA--0.1%
PT Tigaraksa Satria TBK (Distributors (Food &
Health)) .............................................    33,500        14,106

ISRAEL--0.5%
Oridion Systems Ltd. (Health Care (Medical Products
& Supplies))(b) ......................................    10,000       125,338

ITALY--1.6%
Banca Popolare di Bergamo-Credito Varesino Scrl
(Banks (Major Regional)) .............................    10,130       168,668

Ferretti SPA (Manufacturing (Diversified))(b) ........    71,000       223,637
                                                                   -----------
                                                                       392,305
                                                                   -----------
JAPAN--7.7%
FCC Co., Ltd. (Auto Parts & Equipment) ...............    55,000       665,035

Kawasumi Laboratories, Inc. (Health Care (Medical
Products & Supplies)) ................................    49,000       537,554




                                                         SHARES       VALUE
                                                        --------   -----------

JAPAN--CONTINUED
Shin-Estu Polymer Co., Ltd. (Chemical (Specialty)) ...    30,000   $   139,333
Shinmei Electric Co., Ltd. (Electrical Equipment) ....    59,000       519,696
                                                                   -----------
                                                                     1,861,618
                                                                   -----------
MEXICO--2.1%
Corporacion Interamericana de Entretenimiento SA
de CV Class B (Entertainment)(b) .....................    30,000       110,452

Grupo Elektra SA de CV GDR (Retail (Discounters)) ....    19,600       175,616

Grupo Iusacell SA de CV ADR (Telecommunications
(Cellular/Wireless))(b) ..............................    12,000        72,000

TV Azteca SA de CV ADR (Broadcasting (Television,
Radio & Cable)) ......................................    22,000       145,860
                                                                   -----------
                                                                       503,928
                                                                   -----------
NETHERLANDS--1.5%
BE Semiconductor Industries NV (Equipment
(Semiconductors))(b) .................................    14,600        96,446

Jomed NV (Health Care (Medical Products &
Supplies))(b) ........................................     9,000       277,451
                                                                   -----------
                                                                       373,897
                                                                   -----------
POLAND--0.6%
Telekomunikacja Polska SA GDR (Telecommunications
(Long Distance)) .....................................    39,000       146,250

PORTUGAL--0.5%
BPI - SGPS SA (Financial (Diversified)) ..............    50,010       118,580

SINGAPORE--2.6%
Industrial & Commercial Bank Ltd. (Banks (Major
Regional)) ...........................................    78,000       212,115

Robinson & Co., Ltd. (Retail (Department Stores)) ....   176,000       429,781
                                                                   -----------
                                                                       641,896
                                                                   -----------
SOUTH AFRICA--0.4%
MIH Ltd. (Broadcasting (Television, Radio & Cable))(b)     7,300        90,520

SPAIN--3.8%
Catalana Occidente SA (Insurance (Property-
Casualty)) ...........................................    10,510       191,731

NH Hoteles SA (Lodging - Hotels)(b) ..................    30,485       348,348
Red Electrica de Espana (Electric Companies) .........    41,700       376,166
                                                                   -----------
                                                                       916,245
                                                                   -----------

                        See Notes to Financial Statements

PHOENIX-ABERDEEN GLOBAL SMALL CAP FUND

                                                         SHARES       VALUE
                                                        --------   -----------

SRI LANKA--0.3%
Keells (John) Holdings Ltd. (Foods) ..................   180,000   $    67,077

SWEDEN--4.7%
Artimplant AB Class B (Health Care (Medical Products
& Supplies))(b) ......................................    32,000       174,656

BioGaia AB Class B (Biotechnology)(b) ................   120,000       265,372
Invik & Co. AB Class B (Financial (Diversified)) .....     2,800       176,539

Ortivus AB Class B (Health Care (Medical Products &
Supplies))(b) ........................................    47,300       120,180

Saab AB Class B (Aerospace/Defense) ..................    44,600       407,112
                                                                   -----------
                                                                     1,143,859
                                                                   -----------
TAIWAN--0.1%
Standard Foods Taiwan Ltd. GDR (Foods) ...............    29,350        33,019
                                                                   -----------
UNITED KINGDOM--9.3%
Access Plus PLC (Services (Commercial &
Consumer)) ...........................................    85,000       402,800

Charles Stanley Group PLC (Investment Banking/
Brokerage) ...........................................    98,633       435,776

DCS Group PLC (Computers (Software & Services)) ......    25,000        17,102

Gresham Computing PLC (Electronics (Component
Distributors))(b) ....................................   371,500       133,690

IRE.Tex Group PLC (Containers (Metal & Glass)) .......   260,000        92,639

Rolfe & Nolan PLC (Computers (Software &
Services)) ...........................................   100,000       101,903

Singer & Friedlander Group PLC (Financial
(Diversified)) .......................................   140,000       510,796

Teather & Greenwood Holdings PLC (Financial
(Diversified)) .......................................   180,000       262,952

Wilmington Group PLC (Publishing) ....................   108,000       293,993
                                                                   -----------
                                                                     2,251,651
                                                                   -----------

--------------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $15,534,756)                                       12,136,406
--------------------------------------------------------------------------------




                                                         SHARES       VALUE
                                                        --------   -----------

UNIT INVESTMENT TRUSTS--0.2%

AMEX Financial Select Sector Depository Receipts .....     1,600   $    44,960

--------------------------------------------------------------------------------
TOTAL UNIT INVESTMENT TRUSTS
(IDENTIFIED COST $36,876)                                               44,960
--------------------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS--91.8%
(IDENTIFIED COST $24,513,296)                                       22,243,023
--------------------------------------------------------------------------------


                                            STANDARD
                                            & POOR'S     PAR
                                             RATING     VALUE
                                           (Unaudited)  (000)
                                           -----------  ------
SHORT-TERM OBLIGATIONS--8.6%

COMMERCIAL PAPER--8.6%
Enterprise Funding Corp. 3.76% 8/3/01 .......   A-1+       $870       869,818
Gillette Co. 3.88% 8/1/01 ...................   A-1+        925       925,000
Pitney Bowes Credit Corp. 3.75% 8/1/01 ......   A-1+        305       305,000

-------------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $2,099,818)                                        2,099,818
-------------------------------------------------------------------------------

TOTAL INVESTMENTS--100.4%
(IDENTIFIED COST $26,613,114)                                      24,342,841(a)

Other assets and liabilities, net--(0.4%)                            (105,119)
                                                                  -----------
NET ASSETS--100.0%                                                $24,237,722
                                                                  ===========




(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $2,843,698 and gross depreciation of $5,397,304 for federal income tax purposes. At July 31, 2001, the aggregate cost of securities for federal income tax purposes was $26,896,447.
(b)  Non-income producing.

                        See Notes to Financial Statements

PHOENIX-ABERDEEN GLOBAL SMALL CAP FUND

                            INDUSTRY DIVERSIFICATION
                        AS A PERCENTAGE OF TOTAL VALUE OF
                           TOTAL LONG-TERM INVESTMENTS
                                   (UNAUDITED)

Aerospace/Defense ...................................    2.2%
Agricultural Products ...............................    0.2
Airlines ............................................    1.9
Auto Parts & Equipment ..............................    3.6
Banks (Major Regional) ..............................    1.7
Banks (Regional) ....................................    2.1
Beverages (Alcoholic) ...............................    1.8
Biotechnology .......................................    1.7
Broadcasting (Television, Radio & Cable) ............    1.6
Chemical (Specialty) ................................    1.0
Chemicals ...........................................    1.5
Communications Equipment ............................    0.5
Computers (Software & Services) .....................    1.0
Construction (Cement & Aggregates) ..................    0.5
Consumer (Jewelry, Novelties & Gifts) ...............    0.5
Consumer Finance ....................................    0.4
Containers (Metal & Glass) ..........................    0.4
Distributors (Food & Health) ........................    1.7
Electric Companies ..................................    3.0
Electrical Equipment ................................    4.1
Electronics (Component Distributors) ................    0.9
Electronics (Instrumentation) .......................    1.6
Engineering & Construction ..........................    1.4
Entertainment .......................................    0.5
Equipment (Semiconductors) ..........................    0.4
Financial (Diversified) .............................    8.3
Foods ...............................................    1.4
Hardware & Tools ....................................    0.6
Health Care (Hospital Management) ...................    1.0
Health Care (Long Term Care) ........................    2.6


Health Care (Medical Products & Supplies) ...........    7.9%
Insurance (Life/Health) .............................    1.5
Insurance (Property-Casualty) .......................    4.7
Investment Banking/Brokerage ........................    2.2
Leisure Time (Products) .............................    1.5
Lodging-Hotels ......................................    1.6
Machinery (Diversified) .............................    1.5
Manufacturing (Diversified) .........................    1.9
Manufacturing (Specialized) .........................    0.5
Oil & Gas (Exploration & Production) ................    1.5
Power Producers (Independent) .......................    0.3
Publishing ..........................................    1.3
REITS ...............................................    1.7
Restaurants .........................................    1.3
Retail (Department Stores) ..........................    1.9
Retail (Discounters) ................................    0.8
Retail (Specialty) ..................................    1.4
Retail (Specialty-Apparel) ..........................    3.3
Savings & Loan Companies ............................    3.4
Services (Commercial & Consumer) ....................    3.7
Services (Data Processing) ..........................    0.6
Shipping ............................................    0.6
Specialty Printing ..................................    1.7
Telecommunications (Cellular/Wireless) ..............    0.3
Telecommunications (Long Distance) ..................    0.7
Textiles (Apparel) ..................................    0.5
Textiles (Specialty) ................................    0.7
Truckers ............................................    0.9
                                                       -----
                                                       100.0%
                                                       =====


                        See Notes to Financial Statements

PHOENIX-ABERDEEN GLOBAL SMALL CAP FUND

                       STATEMENT OF ASSETS AND LIABILITIES
                                  JULY 31, 2001

ASSETS
Investment securities at value
   (Identified cost $26,613,114)                                   $24,342,841
Cash                                                                     4,412
Receivables
   Investment securities sold                                          273,259
   Dividends and interest                                               17,532
   Fund shares sold                                                     12,328
   Tax reclaim                                                             824
Prepaid expenses                                                            22
                                                                   -----------
     Total assets                                                   24,651,218
                                                                   -----------
LIABILITIES
Payables
   Investment securities purchased                                     281,438
   Fund shares repurchased                                              20,892
   Professional fee                                                     30,371
   Transfer agent fee                                                   13,345
   Distribution fee                                                     10,820
   Payable to adviser                                                    7,337
   Trustees' fee                                                         5,777
   Financial agent fee                                                   5,065
   Administration fee                                                    3,135
   Investment advisory fee                                                 772
Accrued expenses                                                        34,544
                                                                   -----------
     Total liabilities                                                 413,496
                                                                   -----------
NET ASSETS                                                         $24,237,722
                                                                   ===========
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                   $27,295,689
Distribution in excess of net investment income                        (27,470)
Accumulated net realized loss                                         (760,405)
Net unrealized depreciation                                         (2,270,092)
                                                                   -----------
NET ASSETS                                                         $24,237,722
                                                                   ===========
CLASS A
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $15,793,308)                  1,689,900
Net asset value per share                                                $9.35
Offering price per share $9.35/(1-5.75%)                                 $9.92
CLASS B
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $8,444,414)                     945,173
Net asset value and offering price per share                             $8.93





                             STATEMENT OF OPERATIONS
                            YEAR ENDED JULY 31, 2001

INVESTMENT INCOME
Dividends                                                          $   329,677
Interest                                                               133,972
Foreign taxes withheld                                                 (21,429)
                                                                   -----------
     Total investment income                                           442,220
                                                                   -----------
EXPENSES
Investment advisory fee                                                250,958
Distribution fee, Class A                                               47,884
Distribution fee, Class B                                              103,709
Transfer agent                                                          72,746
Custodian                                                               65,391
Financial agent fee                                                     60,474
Administration fee                                                      44,290
Professional                                                            40,561
Printing                                                                39,938
Registration                                                            30,501
Trustees                                                                26,193
Miscellaneous                                                           12,476
                                                                   -----------
     Total expenses                                                    795,121
     Less expenses borne by investment adviser                         (97,815)
                                                                   -----------
     Net expenses                                                      697,306
                                                                   -----------
NET INVESTMENT LOSS                                                   (255,086)
                                                                   -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                                        402,186
Net realized gain on foreign currency transactions                         386
Net change in unrealized depreciation on investments                (4,645,422)
Net change in unrealized appreciation on foreign
   currency and foreign currency transactions                              439
                                                                   -----------
NET LOSS ON INVESTMENTS                                             (4,242,411)
                                                                   -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS               $(4,497,497)
                                                                   ===========


                        See Notes to Financial Statements

PHOENIX-ABERDEEN GLOBAL SMALL CAP FUND

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                                    Year Ended        Year Ended
                                                                                                      7/31/01           7/31/00
                                                                                                  ------------       ------------
FROM OPERATIONS
   Net investment income (loss)                                                                   $   (255,086)      $   (340,224)
   Net realized gain (loss)                                                                            402,572          6,737,241
   Net change in unrealized appreciation (depreciation)                                             (4,644,983)         2,120,640
                                                                                                  ------------       ------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                      (4,497,497)         8,517,657
                                                                                                  ------------       ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net realized gains, Class A                                                                      (3,765,429)                --
   Net realized gains, Class B                                                                      (2,041,866)                --
   In excess of net realized gains, Class A                                                           (304,856)                --
   In excess of net realized gains, Class B                                                           (165,314)                --
                                                                                                  ------------       ------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                                        (6,277,465)                --
                                                                                                  ------------       ------------
FROM SHARE TRANSACTIONS
CLASS A
   Proceeds from sales of shares (2,975,393 and 850,427 shares, respectively)                       32,918,848         10,482,399
   Net asset value of shares issued from reinvestment of distributions
     (369,811 and 0 shares, respectively)                                                            3,905,207                 --
   Cost of shares repurchased (3,205,624 and 768,886 shares, respectively)                         (35,381,623)        (9,348,086)
                                                                                                  ------------       ------------
Total                                                                                                1,442,432          1,134,313
                                                                                                  ------------       ------------
CLASS B
   Proceeds from sales of shares (419,486 and 135,542 shares, respectively)                          4,072,408          1,611,066
   Net asset value of shares issued from reinvestment of distributions
     (176,911 and 0 shares, respectively)                                                            1,799,187                 --
   Cost of shares repurchased (487,168 and 187,694 shares, respectively)                            (4,660,233)        (2,203,141)
                                                                                                  ------------       ------------
Total                                                                                                1,211,362           (592,075)
                                                                                                  ------------       ------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                                         2,653,794            542,238
                                                                                                  ------------       ------------
   NET INCREASE (DECREASE) IN NET ASSETS                                                            (8,121,168)         9,059,895

NET ASSETS
   Beginning of period                                                                              32,358,890         23,298,995
                                                                                                  ------------       ------------
   END OF PERIOD [INCLUDING DISTRIBUTION IN EXCESS OF NET INVESTMENT INCOME OF ($27,470) AND
     ($62,620), RESPECTIVELY]                                                                     $ 24,237,722       $ 32,358,890
                                                                                                  ============       ============

                        See Notes to Financial Statements

PHOENIX-ABERDEEN GLOBAL SMALL CAP FUND

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                        CLASS A
                                             -------------------------------------------------------------
                                                             YEAR ENDED JULY 31,            FROM INCEPTION
                                             -----------------------------------------------   9/4/96 TO
                                                2001         2000          1999        1998     7/31/97
Net asset value, beginning of period          $ 13.69      $  9.96        $ 10.11    $ 11.08    $ 10.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income(1)                     (0.07)       (0.12)         (0.04)     (0.07)     (0.03)
   Net realized and unrealized gain             (1.66)        3.85           0.52       0.14       1.11
                                              -------      -------        -------    -------    -------
     TOTAL FROM INVESTMENT OPERATIONS           (1.73)        3.73           0.48       0.07       1.08
                                              -------      -------        -------    -------    -------
LESS DISTRIBUTIONS
   Dividends from net realized gains            (2.41)          --          (0.27)     (0.89)        --
   In excess of net realized gains              (0.20)          --          (0.36)        --         --
   In excess of net investment income              --           --             --      (0.15)        --
                                              -------      -------        -------    -------    -------
     TOTAL DISTRIBUTIONS                        (2.61)          --          (0.63)     (1.04)        --
                                              -------      -------        -------    -------    -------
Change in net asset value                       (4.34)        3.73          (0.15)     (0.97)      1.08
                                              -------      -------        -------    -------    -------
NET ASSET VALUE, END OF PERIOD                $  9.35      $ 13.69        $  9.96    $ 10.11    $ 11.08
                                              =======      =======        =======    =======    =======
Total return(2)                                (14.82)%      37.45 %         5.99 %     1.86 %    10.80 %(4)

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)      $15,793      $21,221        $14,626    $17,781    $23,874

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(5)                         2.10 %       2.10 %         2.10 %     2.10 %     2.10 %(3)
   Net investment income                        (0.59)%      (0.84)%        (0.50)%    (0.65)%    (0.32)%(3)
Portfolio turnover                                128 %        112 %           81 %      212 %      162 %(4)

                                                                       CLASS B
                                             -------------------------------------------------------------
                                                             YEAR ENDED JULY 31,            FROM INCEPTION
                                             -----------------------------------------------   9/4/96 TO
                                                2001         2000          1999        1998     7/31/97

Net asset value, beginning of period          $13.32       $  9.77        $10.00     $ 11.00    $ 10.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income(1)                    (0.16)        (0.22)        (0.11)      (0.14)     (0.10)
   Net realized and unrealized gain            (1.62)         3.77          0.51        0.14       1.10
                                              ------       -------        ------     -------    -------
     TOTAL FROM INVESTMENT OPERATIONS          (1.78)         3.55          0.40          --       1.00
                                              ------       -------        ------     -------    -------
LESS DISTRIBUTIONS
   Dividends from net investment gains         (2.41)           --         (0.27)      (0.89)        --
   In excess of net realized gains             (0.20)           --         (0.36)         --         --
   In excess of net investment income             --            --            --       (0.11)        --
                                              ------       -------        ------     -------    -------
     TOTAL DISTRIBUTIONS                       (2.61)           --         (0.63)      (1.00)        --
                                              ------       -------        ------     -------    -------
Change in net asset value                      (4.39)         3.55         (0.23)      (1.00)      1.00
                                              ------       -------        ------     -------    -------
NET ASSET VALUE, END OF PERIOD                $ 8.93       $ 13.32        $ 9.77     $ 10.00    $ 11.00
                                              ======       =======        ======     =======    =======
Total return(2)                               (15.75)%       36.34 %        5.22 %      1.12 %    10.00 %(4)

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)      $8,444       $11,138        $8,673     $12,123    $17,658

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(6)                        2.85 %        2.85 %        2.85 %      2.85 %     2.85 %(3)
   Net investment income                       (1.35)%       (1.60)%       (1.26)%     (1.40)%    (1.07)%(3)
Portfolio turnover                               128 %         112 %          81 %       212 %      162 %(4)

(1) Computed using average shares outstanding.
(2) Maximum sales charges are not reflected in the total return calculation.
(3) Annualized.
(4) Not annualized.
(5) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.43%, 2.32%, 2.36%, 2.37% and 2.61% for the periods ending July 31, 2001, 2000,
    1999, 1998 and 1997, respectively.
(6) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 3.18%, 3.07%, 3.11%, 3.12% and 3.36% for the periods ending July 31, 2001, 2000,
    1999, 1998 and 1997, respectively.

                        See Notes to Financial Statements

PHOENIX-ABERDEEN NEW ASIA FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The Fund is appropriate for investors seeking long-term capital appreciation by investing primarily in a diversified portfolio of equity securities in countries throughout Asia excluding Japan. The Fund essentially focuses on quality companies with strong management, solid growth prospects and attractive relative valuations. Investors should note that foreign investments pose added risks such as currency fluctuation, less public disclosure, as well as economic and political risks.

Q: HOW DID THE FUND PERFORM DURING THE RECENT MARKET DOWNTURN?

A: For the 12 months ended July 31, 2001, Class A shares declined 13.60% and Class B shares were down 14.17%, which compares very favorably to a fall of 26.37% for the Fund's benchmark index, the Morgan Stanley Capital International
(MSCI) All Country (AC) Asia Pacific Free ex Japan Index.1 All performance figures assume reinvestment of distributions and exclude the effect of sales charges.

Q: WHICH COUNTRIES, SECTORS AND STOCKS CONTRIBUTED TO THIS OUTPERFORMANCE?

A: The portfolio's relative performance was helped to a great extent by being heavily underweight in the technology sector, which endured a horrendous year. Defensive stocks have had a good year as evidenced by the portfolio's holding in consumer products company Unilever Indonesia. As regards countries, our Australian holdings did best with BRL Hardy, Leighton Holdings, QBE Insurance and Rio Tinto all providing healthy gains in the year, while our holdings in Hong Kong and Singapore also held up well.

Q: WHAT FACTORS MOST AFFECTED THE REGION AND THE PORTFOLIO'S PERFORMANCE?

A: The past 12 months have been tough for Asia's financial markets, with investors having to come to terms with a sharp regional slowdown. At first, most signposts still pointed to a continued expansion in global growth, even though the technology bubble had recently burst. This should have served as a warning. Markets had long appeared to be leading growth, not the other way around.

      Broadly, unease manifested itself in increasing investor disquiet over the whole "new economy" orthodoxy--that sales mattered more than expenses, that "burn rates" could be funded by new injections of cash, and practices like rewarding employees with generous options or financing equipment buyers were cost-free.

      For Asia, the overdue questioning was felt initially in a lack of appetite for new issues. Existing start-ups, most notoriously the dot.coms, discovered customers hard to come by and competition intense. As in any start-up industry with low barriers to entry, they were simply too numerous. Meanwhile, the collapse in D-ram (dynamic random access memory) prices and slowing demand in the ever more commoditized PC industry rattled the chip foundries and electronics makers.

      By early autumn, once these patterns had become clear, a lot of money drained from the region, damaging confidence and leading to severe stock markdowns. Yet in retrospect, much of the collapse in stocks was self-inflicted, to the extent that retail investors had bought the Internet story on trust and ignored local quality. They had also



1 THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) ALL COUNTRY (AC) ASIA PACIFIC FREE EX JAPAN INDEX MEASURES TOTAL-RETURN PERFORMANCE OF PACIFIC BASIN COUNTRIES, WITH THE EXCEPTION OF JAPAN. THE INDEX IS UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT.

wagered heavily on a re-rating of Asian TMT (technology, media and telecommunications) stocks, even while peer group valuations were being challenged. The reversal hit Korea and Taiwan, home to the biggest semiconductor plants, especially hard through the last quarter.

      We were wary toward tech, having been uncomfortable with valuations as early as late 1999, and our portfolio went dramatically underweight in the sector, well before the bubble burst in March 2000. With hindsight, the inevitable slowdown in U.S. growth has been abrupt, savaging the valuations of tech stocks worldwide. Our contention that tech, certainly at the stratospheric valuations at the peak, was not a safe haven of visible growth but as potentially vulnerable to cycles as any industry, has proved correct, particularly in Asia. We felt--and still feel--that tech was vulnerable given that a large percentage of Asian tech is a manufacturing outsourcer of commodity items for companies, with the proprietary know-how generally based in the U.S., Japan or Europe. It is the latter companies that have inflicted even sharper pressure on the Asian outsourcers in the current downturn.

      One theme that played intermittently throughout the period was the "China story." For awhile last summer, China became a kind of "safe haven" as a strong dollar put local currencies under pressure and China's limited yuan convertibility became a defensive strength. The economy was also beginning to awaken from a period of sustained deflation, and strong export growth and rapid deregulation were boosting domestic demand.

      Our view, which remains unchanged, is that China's potential is enormous. WTO membership, which has been delayed frequently, now appears imminent. It will provide the catalyst for market opening and associated corporate activity (as companies consolidate ahead of foreign competition).

      Unfortunately, the government is probably acting faster than the private sector can cope. Capacity concerns, arbitrary regulation, management and even weaker financial controls continue to be issues. On the demand side, the savings surpluses that have been funneled into the local stock markets led to indiscriminate share price increases. This was particularly the case following regulators' move in February this year to allow domestic purchases of Class B shares, which are foreign currency shares listed on mainland exchanges. This bubble is the only one we now perceive in Asia, and we have no exposure to the stock markets of Shenzhen or Shanghai currently.

      Happily, Hong Kong has provided an entree into the mainland, through a more controlled environment. We will continue to play this route, and not least through second-line stocks that appeared for much of the period to be overlooked by mainstream investors. Our Hong Kong weighting barely changed through the period.

      If we were otherwise light in North Asia, South East Asia was different. Outwardly, political instability and social unrest acted as a break on growth here. Failure to address bank reform exacerbated problems at the micro level. Yet in our view those investors who retreated from these smaller regional markets were hasty and indiscriminate. Look beyond the "image problems"--a bloodless coup in the Philippines, separatist violence in Indonesia, unpredictable, autocratic leadership in Malaysia--and companies can be surprisingly high quality and, with many single-digit price/earnings ratios, cheap. We focused on areas that were benefiting from steady domestic demand such as consumer goods.

      In this respect, our country choices tended to be secondary. We were modestly overweight in both Thailand and Indonesia, by virtue of holding a couple of stocks in each. (That is a measure of how markets have shrunk.) In Thailand, a New Year election saw a telecoms billionaire elected prime minister. The stock market reacted positively, given the premier's pro-business stance and his outright majority (the first in Thailand's history). We are, however, still skeptical from a macroeconomic point of view, given the persistent high level of bad debt in the banking sector and lack of a ready "quick fix" to the country's woes. It is at the stock level that we find value.

      In Indonesia, the president's inability to impose himself left the country directionless. Popular agitation spilled onto the streets, and this was exploited by opposing factions. Despite this, away from the urban centers, there was evidence of growth, and well-managed companies were able to flourish. We have never doubted that the country is home to some good companies.

      Our biggest relative position was in Singapore (still our favorite market). The government there has aggressively pursued its agenda of deregulation, particularly with respect to the banking, transport and telecoms sectors. DBS, the island's largest bank, and Singtel, the former monopoly telecom supplier, both made big overseas purchases. They have outgrown the domestic market and were under pressure to expand abroad. While they led the way, there was a rash of lesser deals at home involving companies across the business spectrum. Government-linked companies are being restructured, and banks are being encouraged to unwind non-core property interests. A redrafted corporate governance code has upped the standards of disclosure for local companies. The result is a market that, once viewed as stodgy, finally threw up a lot of value for shareholders.

      In the past couple of months, the extent of the regional economic slowdown has become a pressing issue. Export dependence on electronics has hit Singapore relatively hard (although we emphasize the defensive nature of our stock choices). Neighboring Malaysia is also suffering. This comes at a time when hard questions are being asked of all the smaller economies, especially with the competitive threat from China.

Q: WHAT IS YOUR OUTLOOK FOR ASIAN MARKETS?

A: In the short term, there will be some nervousness as growth rates are revised downwards. The memory of the 1997 crisis is still fresh, and there are whispers of a repeat. However, the comparison is misinformed to the extent that three years ago it was excessive short-term foreign-denominated debt that caused exchange rate regimes to collapse. Today, it is over-reliance on U.S. demand for local goods that is dragging performance down. To the extent that the rebuilding process from the earlier crisis remains unfinished, the current slowdown may be a blessing in disguise for the region. Put simply, it should refocus corporations and governments on the need for structural reforms.

                                                                  AUGUST 8, 2001

PHOENIX-ABERDEEN NEW ASIA FUND

  AVERAGE ANNUAL TOTAL RETURNS 1                           PERIOD ENDING 7/31/01

                                                                INCEPTION  INCEPTION
                                                      1 YEAR   TO 7/31/01    DATE
                                                     -------   ----------  ---------
        Class A Shares at NAV2                       (13.60)%    (4.69)%    9/4/96
        Class A Shares at POP3                       (18.57)     (5.84)     9/4/96

        Class B Shares at NAV2                       (14.17)     (5.41)     9/4/96
        Class B Shares with CDSC4                    (17.56)     (5.77)     9/4/96

        MSCI AC Asia Pacific Free ex Japan Index7    (26.37)     (7.96)     Note 5

1 Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.

2 "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.

3 "POP" (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.

4 CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period.

5   Index information from 9/30/96 to 7/31/01.

6 This chart illustrates POP returns on Class A shares and CDSC returns for Class B shares since inception.

7 The MSCI AC (Morgan Stanley Capital International All Country) Asia Pacific Free ex (Excluding) Japan Index is an unmanaged, commonly used measure of stock market performance in Asia and the Pacific Basin. The index's performance does not reflect sales charges.

All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

  GROWTH OF $10,000                                          PERIODS ENDING 7/31
                                [GRAPHIC OMITTED]
              REPRESENTATION OF PLOT POINTS USED IN PRINTED GRAPHIC

             Phoenix-Aberdeen  Phoenix-Aberdeen  MSCI AC Asia
             New Asia Fund     New Asia Fund     Pacific Free ex
             Class A 6         Class B 6         Japan Index 7

 9/4/96          $9,425          $10,000          $10,000
7/31/97          $9,895          $10,437          $10,968
7/31/98          $5,404          $ 5,652          $ 5,648
7/31/99          $8,265          $ 8,573          $ 8,893
7/31/00          $8,617          $ 8,868          $ 9,094
7/31/01          $7,445          $ 7,469          $ 6,696

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 9/4/96 (inception of the Fund) in Class A and Class B shares. The total return for Class A shares reflects the maximum sales charge of 5.75% on the initial investment. The total return for Class B shares reflects the CDSC charges which decline from 5% to 0% over a five year period. Performance assumes dividends and capital gains are reinvested.


  COUNTRY WEIGHTINGS                                                     7/31/01

As a percentage of equity holdings

                                [GRAPHIC OMITTED]
              REPRESENTATION OF PLOT POINTS USED IN PRINTED GRAPHIC

Singapore    20%
Hong Kong    17
South Korea  11
Australia    10
India         8
Malaysia      8
Taiwan        7
Other        19




                        See Notes to Financial Statements

PHOENIX-ABERDEEN NEW ASIA FUND

   TEN LARGEST HOLDINGS AT JULY 31, 2001 (AS A PERCENTAGE OF TOTAL NET ASSETS)

 1. Giordano International Ltd.                                             4.6%
    HONG KONG MANUFACTURER AND RETAILER OF CASUAL APPAREL
 2. Singapore Airlines Ltd.                                                 3.8%
    MAJOR INTERNATIONAL AIRLINE OPERATOR
 3. Swire Pacific Ltd. Class B                                              3.5%
    OPERATOR OF TRANSPORT AND TRADING SERVICES IN THE CHINA SEA REGION
 4. Korea Telecom Corp.                                                     3.3%
    KOREAN TELECOMMUNICATIONS OPERATOR
 5. Dah Sing Financial Group                                                3.1%
    HONG KONG PROVIDER OF BANKING AND INSURANCE BROKING SERVICES
 6. United Overseas Bank Ltd.                                               3.1%
    PROVIDES A FULL RANGE OF COMMERCIAL BANKING AND FINANCIAL SERVICES
    WITHIN SINGAPORE
 7. PT Unilever Indonesia TBK                                               3.0%
    HOUSEHOLD PRODUCTS MANUFACTURER
 8. Malaysian Oxygen Berhad                                                 2.8%
    MANUFACTURER AND DISTRIBUTOR OF INDUSTRIAL GASES
 9. H&CB                                                                    2.6%
    KOREAN COMMERCIAL BANK
10. Oversea-Chinese Banking Corp., Ltd.                                     2.6%
    PROVIDES BANKING AND FINANCIAL SERVICES IN SINGAPORE


                          INVESTMENTS AT JULY 31, 2001

                                                         SHARES       VALUE
                                                        --------   -----------
FOREIGN COMMON STOCKS--92.3%

AUSTRALIA--9.3%
BRL Hardy Ltd. (Beverages (Alcoholic)) .................    45,000  $  233,974
Leighton Holdings Ltd. (Engineering & Construction) ....    46,900     231,887

QBE Insurance Group Ltd. (Insurance (Property-
Casualty)) .............................................    40,000     220,070

Rio Tinto Ltd. (Metals Mining) .........................    10,000     167,904
                                                                    ----------
                                                                       853,835
                                                                    ----------
CHINA--1.8%
PetroChina Co., Ltd. (Oil (Domestic Integrated)) .......   800,000     165,141

HONG KONG--16.0%
Asia Satellite Telecommunications Holdings Ltd.
(Telephone) ............................................    75,000     139,434

Dah Sing Financial Group (Banks (Major Regional)) ......    55,000     289,830

Giordano International Ltd. (Retail (Specialty-
Apparel)) ..............................................   750,000     427,918

MTR Corp. Ltd. (Railroads) .............................    95,000     152,865

Swire Pacific Ltd. Class B (Manufacturing
(Diversified)) .........................................   449,000     328,141

Wing Hang Bank Ltd. (Banks (Major Regional)) ...........    40,000     138,985
                                                                    ----------
                                                                     1,477,173
                                                                    ----------

                                                         SHARES       VALUE
                                                        --------   -----------


INDIA--8.0%
Bharat Petroleum Corporation Ltd.-Dematerialisa
(Oil & Gas (Refining & Marketing)) .....................    58,000  $  229,091

Gas Authority of India Ltd. GDR (Oil & Gas
(Refining & Marketing))(b) .............................    25,000     203,125

ICICI Ltd. (Banks (Major Regional)) ....................    15,900      20,226
ICICI Ltd. ADR (Financial (Diversified)) ...............     6,100      50,874

Videsh Sanchar Nigam Ltd. ADR (Telecommunications
(Long Distance)) .......................................    20,000     240,000
                                                                    ----------
                                                                       743,316
                                                                    ----------
INDONESIA--4.6%
PT Gudang Garam TBK (Tobacco) ..........................   110,000     145,321

PT Unilever Indonesia TBK (Household Products
(Non-Durable)) .........................................   157,500     276,878
                                                                    ----------
                                                                       422,199
                                                                    ----------
MALAYSIA--7.5%
Carlsberg Brewery Malaysia Berhad (Beverages
(Alcoholic)) ...........................................    24,000      60,633

Malaysian Oxygen Berhad (Chemical (Specialty)) .........    95,000     255,008
Public Bank Berhad (Banks (Major Regional)) ............   325,000     225,797
Sime UEP Properties Berhad (Homebuilding) ..............   150,000     150,005
                                                                    ----------
                                                                       691,443
                                                                    ----------


                        See Notes to Financial Statements

PHOENIX-ABERDEEN NEW ASIA FUND

                                                         SHARES       VALUE
                                                        --------   -----------

PHILIPPINES--2.8%
Ayala Land, Inc. (Financial (Diversified)) ............ 1,020,000  $   93,337

Bank of The Philippine Islands (Banks (Major
Regional)) ............................................    75,000      94,541

La Tondena Distillers, Inc. (Beverages (Alcoholic)) ...   138,200      73,554
                                                                   ----------
                                                                      261,432
                                                                   ----------
SINGAPORE--18.8%
City Developments Ltd. (Financial (Diversified)) ......    70,000     238,921

Oversea-Chinese Banking Corp., Ltd. (Banks
(Major Regional)) .....................................    38,000     240,419

Overseas Union Bank Ltd. (Banks (Major Regional)) .....    45,000     234,759
Robinson & Co., Ltd. (Retail (Department Stores)) .....    76,000     185,587
Singapore Airlines Ltd. (Airlines) ....................    50,000     352,416
SMRT Corp., Ltd. (Railroads) ..........................   450,000     198,546
United Overseas Bank Ltd. (Banks (Major Regional)) ....    48,920     285,074
                                                                   ----------
                                                                    1,735,722
                                                                   ----------
SOUTH KOREA--7.6%
H&CB (Banks (Major Regional)) .........................    10,800     242,551

Korea Telecom Corp. (Telecommunications
(Long Distance)) ......................................     7,500     308,563

Pohang Iron & Steel Co., Ltd. (Iron & Steel) ..........     2,250     152,894
                                                                   ----------
                                                                      704,008
                                                                   ----------
SRI LANKA--1.3%
Keells (John) Holdings Ltd. (Foods) ...................   225,000      83,846

National Development Bank Ltd. (Banks (Major
Regional)) ............................................   100,000      36,153
                                                                   ----------
                                                                      119,999
                                                                   ----------
TAIWAN--7.0%
Bank Sinopac (Banks (Major Regional))(b) ..............   605,000     218,504
Fubon Insurance Co. (Insurance (Property-Casualty)) ...   224,000     172,760

Taiwan Cellular Corp (Telecommunications (Cellular/
Wireless))(b) .........................................   122,000     143,948

Taiwan Secom (Services (Commercial & Consumer)) .......   128,700     113,704
                                                                   ----------
                                                                      648,916
                                                                   ----------



                                                         SHARES       VALUE
                                                        --------   -----------

THAILAND--6.2%
Hana Microelectronics Public Co., Ltd. (Electrical
Equipment) .............................................  126,000  $  179,218

Phatra Insurance Public Co., Ltd. (Insurance
(Property-Casualty)) ...................................   73,700     140,309

PTT Exploration and Production Public Co. Ltd.
(Oil & Gas (Exploration & Production)) .................   65,000     163,572

Siam Makro Public Co. (Retail (Food Chains)) ...........   90,000      93,056
                                                                   ----------
                                                                      576,155
                                                                   ----------
UNITED KINGDOM--1.4%
Rowe Evans Investments Group PLC (Agricultural
Products) ..............................................  120,000     130,834

-------------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $10,054,208)                                       8,530,173
-------------------------------------------------------------------------------


FOREIGN PREFERRED STOCKS--2.6%

SOUTH KOREA--2.6%
Samsung Electronics Co., Ltd. Pfd. (Electronics
(Semiconductors)) ......................................    4,000     240,070

-------------------------------------------------------------------------------
TOTAL FOREIGN PREFERRED STOCKS
(IDENTIFIED COST $343,347)                                            240,070
-------------------------------------------------------------------------------

TOTAL INVESTMENTS--94.9%
(IDENTIFIED COST $10,397,555)                                       8,770,243(a)

Other assets and liabilities, net--5.1%                               474,492
                                                                   ----------
NET ASSETS--100.0%                                                 $9,244,735
                                                                   ==========


(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $726,649 and gross depreciation of $2,620,133 for federal income tax purposes. At July 31, 2001, the aggregate cost of securities for federal income tax purposes was $10,663,727.
(b)  Non-income producing.

                        See Notes to Financial Statements

PHOENIX-ABERDEEN NEW ASIA FUND

                            INDUSTRY DIVERSIFICATION
                        AS A PERCENTAGE OF TOTAL VALUE OF
                           TOTAL LONG-TERM INVESTMENTS
                                   (UNAUDITED)

Agricultural Products .................................................   1.5%
Airlines ..............................................................   4.0
Banks (Major Regional) ................................................  23.1
Beverages (Alcoholic) .................................................   4.2
Chemical (Specialty) ..................................................   2.9
Electrical Equipment ..................................................   2.0
Electronics (Semiconductors) ..........................................   2.7
Engineering & Construction ............................................   2.6
Financial (Diversified) ...............................................   4.4
Foods .................................................................   1.0
Homebuilding ..........................................................   1.7
Household Products (Non-Durable) ......................................   3.2
Insurance (Property-Casualty) .........................................   6.1
Iron & Steel ..........................................................   1.7
Manufacturing (Diversified) ...........................................   3.7
Metals Mining .........................................................   1.9
Oil & Gas (Exploration & Production) ..................................   1.9
Oil & Gas (Refining & Marketing) ......................................   4.9
Oil (Domestic Integrated) .............................................   1.9
Railroads .............................................................   4.0
Retail (Department Stores) ............................................   2.1
Retail (Food Chains) ..................................................   1.1
Retail (Specialty-Apparel) ............................................   4.9
Services (Commercial & Consumer) ......................................   1.3
Telecommunications (Cellular/Wireless) ................................   1.6
Telecommunications (Long Distance) ....................................   6.3
Telephone .............................................................   1.6
Tobacco ...............................................................   1.7
                                                                        -----
                                                                        100.0%
                                                                        =====

                        See Notes to Financial Statements

PHOENIX-ABERDEEN NEW ASIA FUND

                       STATEMENT OF ASSETS AND LIABILITIES
                                  JULY 31, 2001

ASSETS
Investment securities at value
   (Identified cost $10,397,555)                                   $  8,770,243
Foreign currency at value
   (Identified cost $288,047)                                           286,883
Receivables
   Fund shares sold                                                     225,176
   Investment securities sold                                            59,911
   Receivable from adviser                                               12,260
   Dividends and interest                                                27,141
                                                                   ------------
     Total assets                                                     9,381,614
                                                                   ------------
LIABILITIES
Cash overdraft                                                           35,988
Payables
   Investment securities purchased                                       20,119
   Professional fee                                                      25,113
   Printing fee                                                          16,413
   Custody fee                                                           12,823
   Transfer agent fee                                                     9,536
   Trustees' fee                                                          5,777
   Financial agent fee                                                    3,658
   Distribution fee                                                       3,568
   Administration fee                                                     1,195
Accrued expenses                                                          2,689
                                                                   ------------
     Total liabilities                                                  136,879
                                                                   ------------
NET ASSETS                                                         $  9,244,735
                                                                   ============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                   $ 14,238,815
Undistributed net investment income                                      38,774
Accumulated net realized loss                                        (3,405,664)
Net unrealized depreciation                                          (1,627,190)
                                                                   ------------
NET ASSETS                                                         $  9,244,735
                                                                   ============
CLASS A
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $6,772,221)                      933,592
Net asset value per share                                                 $7.25
Offering price per share $7.25/(1-5.75%)                                  $7.69
CLASS B
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $2,472,514)                      347,096
Net asset value and offering price per share                              $7.12




                             STATEMENT OF OPERATIONS
                            YEAR ENDED JULY 31, 2001

INVESTMENT INCOME
Dividends                                                          $   317,781
Interest                                                                16,622
Foreign taxes withheld                                                 (15,158)
                                                                   -----------
     Total investment income                                           319,245
                                                                   -----------
EXPENSES
Investment advisory fee                                                 88,471
Distribution fee, Class A                                               18,949
Distribution fee, Class B                                               28,288
Financial agent fee                                                     44,514
Administration fee                                                      15,612
Custodian                                                               72,177
Transfer agent                                                          52,596
Professional                                                            35,302
Printing                                                                30,094
Registration                                                            23,683
Trustees                                                                18,693
Miscellaneous                                                           11,064
                                                                   -----------
     Total expenses                                                    439,443
     Less expenses borne by investment adviser                        (199,722)
                                                                   -----------
     Net expenses                                                      239,721
                                                                   -----------
NET INVESTMENT INCOME                                                   79,524
                                                                   -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on securities                                     (2,000,577)
Net realized loss on foreign currency transactions                     (17,000)
Net change in unrealized appreciation on investments                   373,218
Net change in unrealized appreciation on foreign
   currency and foreign currency transactions                              441
                                                                   -----------
NET LOSS ON INVESTMENTS                                             (1,643,918)
                                                                   -----------
NET DECREASE IN NET ASSETS RESULTING FROM
   OPERATIONS                                                      $(1,564,394)
                                                                   ===========


                        See Notes to Financial Statements

PHOENIX-ABERDEEN NEW ASIA FUND

                       STATEMENT OF CHANGES IN NET ASSETS


                                                                                               Year Ended    Year Ended
                                                                                                 7/31/01       7/31/00
                                                                                              -----------   -----------
FROM OPERATIONS
   Net investment income (loss)                                                               $    79,524   $   192,713
   Net realized gain (loss)                                                                    (2,017,577)    2,034,323
   Net change in unrealized appreciation (depreciation)                                           373,659    (1,559,220)
                                                                                              -----------   -----------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                 (1,564,394)      667,816
                                                                                              -----------   -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income, Class A                                                                (162,839)           --
   Net investment income, Class B                                                                 (34,948)           --
                                                                                              -----------   -----------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                                     (197,787)           --
                                                                                              -----------   -----------
FROM SHARE TRANSACTIONS
CLASS A
   Proceeds from sales of shares (2,912,801 and 1,928,260 shares, respectively)                22,049,067    16,315,574
   Net asset value of shares issued from reinvestment of distributions
     (20,794 and 0 shares, respectively)                                                          158,447            --
   Cost of shares repurchased (3,123,418 and 1,907,249 shares, respectively)                  (23,799,799)  (16,283,370)
                                                                                              -----------   -----------
Total                                                                                          (1,592,285)       32,204
                                                                                              -----------   -----------
CLASS B
   Proceeds from sales of shares (35,957 and 70,377 shares, respectively)                         271,290       608,044
   Net asset value of shares issued from reinvestment of distributions
     (3,315 and 0 shares, respectively)                                                            25,060            --
   Cost of shares repurchased (86,531 and 104,294 shares, respectively)                          (652,366)     (901,309)
                                                                                              -----------   -----------
Total                                                                                            (356,016)     (293,265)
                                                                                              -----------   -----------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                                   (1,948,301)     (261,061)
                                                                                              -----------   -----------
   NET INCREASE (DECREASE) IN NET ASSETS                                                       (3,710,482)      406,755

NET ASSETS
   Beginning of period                                                                         12,955,217    12,548,462
                                                                                              -----------   -----------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF
      $38,774 AND $525,950, RESPECTIVELY]                                                     $ 9,244,735   $12,955,217
                                                                                              ===========   ===========

                        See Notes to Financial Statements

PHOENIX-ABERDEEN NEW ASIA FUND

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                         CLASS A
                                              ------------------------------------------------------------
                                                             YEAR ENDED JULY 31,            FROM INCEPTION
                                              ----------------------------------------------   9/4/96 TO
                                               2001         2000          1999        1998      7/31/97

Net asset value, beginning of period          $ 8.58       $ 8.23         $ 5.45     $10.44     $ 10.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income(1)                     0.08         0.15           0.07       0.06        0.09(7)
   Net realized and unrealized gain            (1.25)        0.20           2.78      (4.75)       0.41
                                              ------       ------         ------     ------     -------
     TOTAL FROM INVESTMENT OPERATIONS          (1.17)        0.35           2.85      (4.69)       0.50
                                              ------       ------         ------     ------     -------
LESS DISTRIBUTIONS
   Dividends from net investment income        (0.16)          --          (0.01)     (0.10)      (0.06)
   In excess of net investment income             --           --          (0.06)     (0.20)         --
                                              ------       ------         ------     ------     -------
     TOTAL DISTRIBUTIONS                       (0.16)          --          (0.07)     (0.30)      (0.06)
                                              ------       ------         ------     ------     -------
Change in net asset value                      (1.33)        0.35           2.78      (4.99)       0.44
                                              ------       ------         ------     ------     -------
NET ASSET VALUE, END OF PERIOD                $ 7.25       $ 8.58         $ 8.23     $ 5.45     $ 10.44
                                              ======       ======         ======     ======     =======
Total return(2)                               (13.60)%       4.25%         52.94%    (45.29)%      4.98%(4)

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)      $6,772       $9,638         $9,068     $6,352      13,355

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(5)                        2.10%        2.10%          2.10%      2.10 %      2.10%(3)
   Net investment income                        0.97%        1.63%          1.03%      0.89 %      0.95%(3)
Portfolio turnover                                58%          67%            38%        44 %         9%(4)


                                                                         CLASS B
                                              ------------------------------------------------------------
                                                             YEAR ENDED JULY 31,            FROM INCEPTION
                                              ----------------------------------------------   9/4/96 TO
                                               2001         2000          1999        1998      7/31/97
Net asset value, beginning of period          $ 8.41       $ 8.13         $ 5.40     $10.39     $ 10.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income(1)                     0.02         0.08           0.02       0.01        0.01(7)
   Net realized and unrealized gain            (1.22)        0.20           2.75      (4.73)       0.43
                                              ------       ------         ------     ------     -------
     TOTAL FROM INVESTMENT OPERATIONS          (1.20)        0.28           2.77      (4.72)       0.44
                                              ------       ------         ------     ------     -------
LESS DISTRIBUTIONS
   Dividends from net investment income        (0.09)          --             --      (0.09)      (0.05)
   In excess of net investment income             --           --          (0.04)     (0.18)         --
                                              ------       ------         ------     ------     -------
     TOTAL DISTRIBUTIONS                       (0.09)          --          (0.04)     (0.27)      (0.05)
                                              ------       ------         ------     ------     -------
Change in net asset value                      (1.29)        0.28           2.73      (4.99)       0.39
                                              ------       ------         ------     ------     -------
NET ASSET VALUE, END OF PERIOD                $ 7.12       $ 8.41         $ 8.13     $ 5.40     $ 10.39
                                              ======       ======         ======     ======     =======
Total return(2)                               (14.17)%       3.44%         51.68%    (45.83)%      4.37%(4)

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)      $2,473       $3,317         $3,481     $2,756     $ 6,416

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(6)                        2.85%        2.85%          2.85%      2.85 %      2.85%(3)
   Net investment income                        0.21%        0.83%          0.30%      0.18 %      0.06%(3)
Portfolio turnover                                58%          67%            38%        44 %         9%(4)

(1) Computed using average shares outstanding.
(2) Maximum sales charges are not reflected in the total return calculation.
(3) Annualized.
(4) Not annualized.
(5) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 4.02%, 3.41%, 3.20%, 3.52% and 3.76% for the periods ending July 31, 2001, 2000,
    1999, 1998 and 1997, respectively.
(6) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 4.78%, 4.15%, 3.95%, 4.27% and 4.51% for the periods ending July 31, 2001, 2000,
    1999, 1998 and 1997, respectively.
(7) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.

                        See Notes to Financial Statements

PHOENIX-ABERDEEN SERIES FUND
NOTES TO FINANCIAL STATEMENTS
JULY 31, 2001


1. SIGNIFICANT ACCOUNTING POLICIES

   Phoenix-Aberdeen Series Fund (the "Trust") is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company whose shares are offered in two separate Funds. Each Fund has distinct investment objectives.

   The Global Small Cap Fund seeks as its investment objective long-term capital appreciation through investing in a globally diversified portfolio of equity securities of small and medium sized companies. The New Asia Fund seeks as its investment objective long-term capital appreciation through investing in equity securities of issuers located in at least three different countries throughout Asia other than Japan.

   Each Fund offers both Class A and Class B shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Both classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses of each Fund are borne pro rata by the holders of both classes of shares, except that each class bears distribution expenses unique to that class.

   The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A. SECURITY VALUATION:

   Equity securities are valued at the last sale price, or if there had been no sale that day, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at fair value as determined in good faith by or under the direction of the Trustees.

B. SECURITY TRANSACTIONS AND RELATED INCOME:

   Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, in the case of certain foreign securities, as soon as the Trust is notified. Interest income is recorded on the accrual basis. Realized gains and losses are determined on the identified cost basis.

C. INCOME TAXES:

   Each Fund is treated as a separate taxable entity. It is the policy of each Fund in the Trust to comply with the requirements of the Internal Revenue Code (the "Code") applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders. In addition, each Fund intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

D. DISTRIBUTIONS TO SHAREHOLDERS:

   Distributions are recorded by each Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of nontaxable dividends, foreign currency gain/loss, Passive Foreign Investment Companies, partnerships, operating losses and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

E. FOREIGN CURRENCY TRANSLATION:

   Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Trust does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

F. FORWARD CURRENCY CONTRACTS:

   Each Fund may enter into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible movements in foreign exchange rates or if the counterparty does not perform under the contract.

   A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is

PHOENIX-ABERDEEN SERIES FUND
NOTES TO FINANCIAL STATEMENTS
JULY 31, 2001 (CONTINUED)

marked-to-market daily and the change in market value is recorded by each Fund as an unrealized gain (or loss). When the contract is closed or offset with the same counterparty, the Fund records a realized gain (or loss) equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset. At July 31, 2001, the Funds had no forward currency contracts.

G. EXPENSES:

   Expenses incurred by the Trust with respect to more than one Fund are allocated in proportion to the net assets of each Fund, except where allocation of direct expense to each Fund or an alternative allocation method can be more fairly made.

H. REPURCHASE AGREEMENTS:

   A repurchase agreement is a transaction where a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. It the seller defaults and the value of the collateral declines, or, if the seller enters insolvency proceedings, realization of collateral may be delayed or limited. At July 31, 2001, the Funds had no repurchase agreements.

2. INVESTMENT ADVISORY FEE AND RELATED PARTY
   TRANSACTIONS

   Phoenix-Aberdeen International Advisors, LLC ("PAIA" or the "Adviser") serves as the investment adviser to the Trust. PAIA is a joint venture between PM Holdings, Inc., a direct subsidiary of Phoenix Life Insurance Company ("PLIC'), and Aberdeen Fund Managers, Inc. ("Aberdeen"), a wholly-owned subsidiary of Aberdeen Asset Management PLC, of which The Phoenix Companies, Inc. ("TPC") owns approximately 20%.

   PAIA is entitled to a fee at an annual rate of 0.85% of the average daily net assets of each Fund. Pursuant to sub-advisory agreements, the Adviser delegates certain investment decisions and functions to other entities. Phoenix Investment Counsel, Inc. ("PIC"), an indirect, wholly-owned subsidiary of TPC, receives a fee at an annual rate of 0.15% of the average aggregate daily net assets of each Fund from PAIA for providing cash management and other services, as needed. In addition, PAIA allocates certain assets of the Global Small Cap Fund for management by PIC. PAIA pays a sub-advisory fee to PIC at an annual rate of 0.40% of the average daily net assets of the Global Small Cap Fund so allocated. PAIA also pays a sub-advisory fee to Aberdeen at an annual rate of 0.40% of the average net assets of the Global Small Cap Fund and 0.40% of the average net assets of the New Asia Fund allocated to Aberdeen by the Adviser for management.

   The Adviser has agreed to reimburse the Global Small Cap Fund and the New Asia Fund to the extent that other operating expenses (excluding advisory fees, distribution fees, interest, taxes, brokerage fees and commissions and extraordinary expenses) exceed 1.00% of the average daily net assets for Class A and Class B shares for each Fund.

   Phoenix Equity Planning Corporation ("PEPCO" or the "Distributor"), an indirect wholly-owned subsidiary of TPC, which serves as the national distributor of the Trust's shares, has advised the Trust that it retained net selling commissions of $9,750 for Class A shares and deferred sales charges of $27,652 for Class B shares for the year ended July 31, 2001. In addition, each Fund pays PEPCO a distribution fee at an annual rate of 0.25% for Class A shares and 1.00% for Class B shares applied to the average daily net assets of each Fund. The Distributor has advised the Trust that of the total amount expensed for the year ended July 31, 2001, $135,851 was retained by the Distributor, $53,242 was paid out to unaffiliated participants and $9,737 was paid to W.S. Griffith Securities, Inc., an indirect subsidiary of TPC.

   As Financial Agent to the Trust, PEPCO receives a financial agent fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC, Inc. (subagent to PEPCO), plus (2) the documented cost to PEPCO to provide financial reporting, tax services and oversight of the subagent's performance. For the year ended July 31, 2001, financial agent fees were $104,988 of which PEPCO received $72,000. The current fee schedule of PFPC Inc. ranges from 0.085% to 0.0125% of the average daily net asset values of the Trust. Certain minimums and waivers may apply. As Administrator for the Trust, Phoenix Investment Partners Ltd., a wholly-owned subsidiary of TPC, receives a fee at an annual rate of 0.15% of the average daily net assets of each Fund for administrative services.

   PEPCO serves as the Trust's Transfer Agent with State Street Bank and Trust Company as sub-transfer agent. For the year ended July 31, 2001, transfer agent fees were $125,342 of which PEPCO retained $9,628 which is net of fees paid to State Street.

   At July 31, 2001, PLIC and its affiliates held Trust shares which aggregated the following:

                                                  Aggregate
                                                  Net Asset
                                      Shares        Value
                                    ----------   ------------
Global Small Cap Fund, Class A ....   506,668     $4,737,346
New Asia Fund, Class A ............   136,905        992,561

PHOENIX-ABERDEEN SERIES FUND
NOTES TO FINANCIAL STATEMENTS
JULY 31, 2001 (CONTINUED)


3. PURCHASE AND SALE OF SECURITIES

   Purchases and sales of securities during the year ended July 31, 2001 (excluding U.S. Government and agency securities, short-term securities, and forward currency contracts) aggregated the following:

                                   Purchases      Sales
                                 -----------  ------------
Global Small Cap Fund .........  $34,618,517  $38,387,391
New Asia Fund .................    5,827,439    7,730,038

   There were no purchases or sales of long-term U.S. Government and agency securities during the year ended July 31, 2001.

4. CREDIT RISK

   In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a Fund's ability to repatriate such amounts.

5. CAPITAL LOSS CARRYOVERS

   At July 31, 2001, the New Asia Fund had a capital loss carryover of $2,285,924, of which $1,281,054 expires in 2007 and $1,004,870 expires in
2009. This may be used to offset future capital gains.

   Under current tax law, foreign currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended July 31, 2001, the Global Small Cap Fund and the New Asia Fund had capital losses deferred in the amounts of $561,827 and $853,568, respectively, and foreign currency losses deferred in the amounts of $3,327 and $13,883, respectively.

   For the year ended July 31, 2001, the Global Small Cap Fund and the New Asia Fund utilized foreign currency losses deferred in the prior year in the amount of $6,008 and $21,836, respectively.

6. RECLASSIFICATION OF CAPITAL ACCOUNTS

   In accordance with accounting pronouncements, the Trust have recorded several reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Trust and are designed generally to present undistributed net income and realized gains on a tax basis which is considered to be more informative to the shareholder. As of July 31, 2001, the Trust recorded the following reclassifications to increase (decrease) the accounts listed below:
                                                        Capital paid
                         Undistributed   Accumulated    in on shares
                        net investment   net realized   of beneficial
                         income (loss)    gain (loss)      interest
                        --------------   ------------    ------------
Global Small Cap Fund ..  $ 290,236       $(290,235)        $ (1)
New Asia Fund ..........   (368,913)        368,913           --


--------------------------------------------------------------------------------
                       TAX INFORMATION NOTICE (UNAUDITED)

   For the year ended July 31, 2001, the Global Small Cap Fund distributed $1,922,801 of long-term capital gain dividends.
--------------------------------------------------------------------------------




   This report is not authorized for distribution to prospective investors in the Phoenix-Aberdeen Series Fund unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, the Fund's record and other pertinent information.

                        REPORT OF INDEPENDENT ACCOUNTANTS

[GRAPHIC OMITTED]
PricewaterhouseCoopers logo

To the Board of Trustees and Shareholders of Phoenix-Aberdeen Series Fund



      In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Phoenix-Aberdeen Global Small Cap Fund and Phoenix-Aberdeen New Asia Fund (constituting the Phoenix-Aberdeen Series Fund, hereafter referred to as the "Trust") at July 31, 2001, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

/S/PricewaterhouseCoopers LLP

Boston, Massachusetts
September 12, 2001

PHOENIX-ABERDEEN SERIES FUND

101 Munson Street
Greenfield, Massachusetts 01301


TRUSTEES
Robert Chesek
E. Virgil Conway
Harry Dalzell-Payne
Francis E. Jeffries
Leroy Keith, Jr.
Philip R. McLoughlin
Geraldine M. McNamara
Everett L. Morris
James M. Oates
Herbert Roth, Jr.
Richard E. Segerson
Lowell P. Weicker, Jr.

OFFICERS
Philip R. McLoughlin, President
Michael E. Haylon, Executive Vice President
William R. Moyer, Executive Vice President
John F. Sharry, Executive Vice President
Christopher D. Fishwick, Senior Vice President
Peter Hames, Senior Vice President
Hugh Young, Senior Vice President
Christian C. Bertelsen, Vice President
Robert S. Driessen, Vice President
Julie L. Sapia, Vice President
Nancy G. Curtiss, Treasurer
G. Jeffrey Bohne, Secretary



INVESTMENT ADVISER
Phoenix-Aberdeen International Advisors, LLC
One American Row
Hartford, Connecticut 06102-5056

PRINCIPAL UNDERWRITER
Phoenix Equity Planning Corporation
56 Prospect Street
Hartford, Connecticut 06115-0480

TRANSFER AGENT
Phoenix Equity Planning Corporation
56 Prospect Street
Hartford, Connecticut 06115-0480

CUSTODIAN
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
160 Federal Street
Boston, Massachusetts 02110

HOW TO CONTACT US
Mutual Fund Services                         1-800-243-1574
Advisor Consulting Group                     1-800-243-4361
Text Telephone                               1-800-243-1926
Web site                         WWW.PHOENIXINVESTMENTS.COM


IMPORTANT NOTICE TO SHAREHOLDERS
The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-243-1574.

PHOENIX EQUITY PLANNING CORPORATION
PO Box 150480
Hartford, CT 06115-0480

[GRAPHIC OMITTED]
PHOENIX
INVESTMENT PARTNERS


For more information about
Phoenix mutual funds, please call
your financial representative or
contact us at 1-800-243-4361 or
WWW.PHOENIXINVESTMENTS.COM.





PXP 190 (9/01)